Exhibit 99.2

Investor Supplement
Third Quarter 2022
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Forms 10-K, 10-Q and 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”). The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Caution Regarding Forward-Looking Statements

This Investor Supplement may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Such statements involve known and unknown risks, uncertainties, and other factors, including but not limited to:

•changes in the frequency and severity of insurance claims;
•claim development and the process of estimating claim reserves;
•the impacts of inflation;
•supply chain disruption;
•product demand and pricing;
•effects of governmental and regulatory actions;
•litigation outcomes;
•investment risks;
•cybersecurity risks;
•impact of catastrophes; and
•other risks and uncertainties detailed in Kemper’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”).

The COVID-19 outbreak and subsequent global pandemic (“Pandemic”) is an extraordinary catastrophe that creates unique uncertainties and risks. Kemper cannot provide any assurances as to the impacts of the Pandemic and related economic conditions on Kemper’s operating and financial results.

Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this Investor Supplement, including any such statements related to the Pandemic.

Exhibit 99.2
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Pages 34-35.

Kemper Corporation
Investor Supplement
Third Quarter 2022

Kemper Corporation
Consolidated Financial Highlights
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
For Period Ended
Earned Premiums	$1,307.0	$1,353.7	$1,338.6	$1,359.1	$1,356.1	$1,337.7	$1,200.8	$3,999.3	$3,894.6
Net Investment Income	97.8	118.5	100.0	108.4	101.9	113.9	103.1	316.3	318.9
Change in Value of Alternative Energy Partnership Investments	0.4	(4.9)	(16.7)	(14.3)	(23.8)	(7.7)	(15.4)	(21.2)	(46.9)
Other Income	4.0	0.9	2.4	—	1.5	1.8	1.5	7.3	4.8
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	(11.2)	(40.5)	(28.2)	22.2	(0.6)	40.8	52.2	(79.9)	92.4
Net Realized Investment Gains (Losses)	(20.4)	6.1	(7.4)	18.5	9.5	16.0	9.8	(21.7)	35.3
Total Revenues	$1,377.6	$1,433.8	$1,388.7	$1,493.9	$1,444.6	$1,502.5	$1,352.0	$4,200.1	$4,299.1

Net Income (Loss)	$(76.2)	$(74.7)	$(94.8)	$(105.8)	$(75.3)	$(62.6)	$123.2	$(245.7)	$(14.7)
Adjusted Consolidated Net Operating Income (Loss) [1]	$(30.5)	$(39.7)	$(60.1)	$(130.8)	$(75.8)	$(99.4)	$87.2	$(130.3)	$(88.0)

Per Unrestricted Common Share Amounts:
Basic:
Net Income (Loss)	$(1.19)	$(1.17)	$(1.49)	$(1.66)	$(1.18)	$(0.97)	$1.88	$(3.85)	$(0.23)
Adjusted Consolidated Net Operating Income (Loss) [1]	$(0.48)	$(0.62)	$(0.94)	$(2.05)	$(1.19)	$(1.54)	$1.33	$(2.04)	$(1.36)
Diluted:
Net Income (Loss)	$(1.19)	$(1.17)	$(1.49)	$(1.66)	$(1.18)	$(0.97)	$1.85	$(3.85)	$(0.23)
Adjusted Consolidated Net Operating Income (Loss) [1]	$(0.48)	$(0.62)	$(0.94)	$(2.05)	$(1.19)	$(1.54)	$1.31	$(2.04)	$(1.36)

Dividends Paid to Shareholders Per Share	$0.31	$0.31	$0.31	$0.31	$0.31	$0.31	$0.31	$0.93	$0.93

At Period End
Total Assets	$13,457.8	$13,953.0	$14,614.7	$14,916.5	$14,977.2	$14,950.7	$14,203.7
Insurance Reserves	$6,254.9	$6,326.4	$6,316.4	$6,313.6	$6,120.3	$5,982.4	$5,541.1
Debt	$1,386.4	$1,385.8	$1,385.2	$1,121.9	$1,122.1	$1,122.3	$1,122.6
Shareholders’ Equity	$2,437.6	$2,850.0	$3,394.5	$4,007.7	$4,151.2	$4,306.2	$4,339.1
Shareholders’ Equity Excluding Goodwill[1,2]	$1,138.8	$1,538.0	$2,082.5	$2,695.7	$2,839.2	$2,994.3	$3,225.1
Common Shares Issued and Outstanding (In Millions)	63.884	63.850	63.800	63.685	63.652	63.636	65.016
Book Value Per Share[2]	$38.16	$44.64	$53.21	$62.93	$65.22	$67.67	$66.74
Book Value Per Share Excluding Goodwill[1,2]	$17.83	$24.09	$32.64	$42.33	$44.61	$47.05	$49.60
Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities[1,2]	$50.41	$52.03	$53.42	$55.04	$56.94	$58.39	$60.00
Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill[1,2]	$30.08	$31.48	$32.86	$34.44	$36.33	$37.77	$42.87
Debt to Total Capitalization[2]	36.3%	32.7%	29.0%	21.9%	21.3%	20.7%	20.6%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	(10.4)%	(9.4)%	(8.4)%	(2.8)%	1.9%	6.4%	11.1%
[1] Non-GAAP Financial Measure. See page 34 for definition.
[2] See Capital Metrics on pages 8-9 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation
Consolidated Statements of Income (Loss)
(Dollars in Millions, Except Per Share Amounts)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Revenues:
Earned Premiums	$1,307.0	$1,353.7	$1,338.6	$1,359.1	$1,356.1	$1,337.7	$1,200.8	$3,999.3	$3,894.6
Net Investment Income	97.8	118.5	100.0	108.4	101.9	113.9	103.1	316.3	318.9
Change in Value of Alternative Energy Partnership Investments	0.4	(4.9)	(16.7)	(14.3)	(23.8)	(7.7)	(15.4)	(21.2)	(46.9)
Other Income	4.0	0.9	2.4	—	1.5	1.8	1.5	7.3	4.8
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	(11.2)	(40.5)	(28.2)	22.2	(0.6)	40.8	52.2	(79.9)	92.4
Net Realized Investment Gains (Losses)	(12.1)	11.0	1.5	21.7	10.1	19.2	13.8	0.4	43.1
Impairment Losses	(8.3)	(4.9)	(8.9)	(3.2)	(0.6)	(3.2)	(4.0)	(22.1)	(7.8)
Total Revenues	1,377.6	1,433.8	1,388.7	1,493.9	1,444.6	1,502.5	1,352.0	4,200.1	4,299.1
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	1,102.4	1,170.3	1,153.4	1,276.0	1,211.2	1,224.1	889.5	3,426.1	3,324.8
Insurance Expenses	301.3	307.7	304.0	309.1	311.3	314.0	283.7	913.0	909.0
Loss from Early Extinguishment of Debt	—	—	3.7	—	—	—	—	3.7	—
Interest and Other Expenses	63.5	53.5	54.1	56.2	51.9	54.1	57.2	171.1	163.2
Total Expenses	1,467.2	1,531.5	1,515.2	1,641.3	1,574.4	1,592.2	1,230.4	4,513.9	4,397.0
Income (Loss) before Income Taxes	(89.6)	(97.7)	(126.5)	(147.4)	(129.8)	(89.7)	121.6	(313.8)	(97.9)
Income Tax Benefit (Expense)	13.4	23.0	31.7	41.6	54.5	27.1	1.6	68.1	83.2
Net Income (Loss)	$(76.2)	$(74.7)	$(94.8)	$(105.8)	$(75.3)	$(62.6)	$123.2	$(245.7)	$(14.7)
Income (Loss) Per Unrestricted Share:
Basic	$(1.19)	$(1.17)	$(1.49)	$(1.66)	$(1.18)	$(0.97)	$1.88	$(3.85)	$(0.23)
Diluted	$(1.19)	$(1.17)	$(1.49)	$(1.66)	$(1.18)	$(0.97)	$1.85	$(3.85)	$(0.23)
Net Income (Loss) Per Unrestricted Share:
Basic	$(1.19)	$(1.17)	$(1.49)	$(1.66)	$(1.18)	$(0.97)	$1.88	$(3.85)	$(0.23)
Diluted	$(1.19)	$(1.17)	$(1.49)	$(1.66)	$(1.18)	$(0.97)	$1.85	$(3.85)	$(0.23)
Dividends Paid to Shareholders Per Share	$0.31	$0.31	$0.31	$0.31	$0.31	$0.31	$0.31	$0.93	$0.93
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	63.853	63.816	63.744	63.655	63.628	64.377	65.425	63.804	64.470

Kemper Corporation
Consolidated Balance Sheets
(Dollars in Millions)
(Unaudited)

	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021
Assets:
Investments:
Fixed Maturities at Fair Value	$6,577.1	$7,218.8	$7,783.9	$7,986.9	$7,885.1	$7,835.0	$7,479.4
Equity Securities at Fair Value	322.7	395.0	571.5	830.6	969.6	957.7	897.4
Equity Method Limited Liability Investments	226.0	228.9	230.0	241.9	255.1	245.5	219.2
Alternative Energy Partnerships	16.9	17.0	22.4	39.6	54.2	46.6	54.4
Short-term Investments at Cost which Approximates Fair Value	357.2	230.2	243.8	284.1	259.7	370.6	196.9
Company-Owned Life Insurance	578.6	566.2	556.4	448.1	440.7	433.5	429.5
Loans to Policyholders	283.2	282.3	284.7	286.2	289.6	291.7	295.1
Other Investments	274.2	276.9	275.4	270.0	268.3	261.7	250.8
Total Investments	8,635.9	9,215.3	9,968.1	10,387.4	10,422.3	10,442.3	9,822.7
Cash	249.2	348.6	297.3	148.2	119.8	105.1	547.4
Receivables from Policyholders	1,345.8	1,375.1	1,404.5	1,418.7	1,481.2	1,479.9	1,260.9
Other Receivables	228.7	206.5	203.4	207.3	207.3	214.9	225.4
Deferred Policy Acquisition Costs	634.7	680.5	680.0	677.6	676.6	652.7	611.7
Goodwill	1,298.8	1,312.0	1,312.0	1,312.0	1,312.0	1,311.9	1,114.0
Current Income Tax Assets	165.1	200.8	183.0	173.1	138.7	94.2	65.6
Deferred Income Tax Assets	182.0	57.1	—	—	—	—	—
Assets Held-for-Sale	172.8	—	—	—	—	—	—
Other Assets	544.8	557.1	566.4	592.2	619.3	649.7	556.0
Total Assets	$13,457.8	$13,953.0	$14,614.7	$14,916.5	$14,977.2	$14,950.7	$14,203.7
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,534.6	$3,568.0	$3,556.3	$3,540.9	$3,524.1	$3,551.6	$3,541.6
Property and Casualty	2,720.3	2,758.4	2,760.1	2,772.7	2,596.2	2,430.8	1,999.5
Total Insurance Reserves	6,254.9	6,326.4	6,316.4	6,313.6	6,120.3	5,982.4	5,541.1
Unearned Premiums	1,794.8	1,854.4	1,890.5	1,898.7	1,965.7	1,968.1	1,713.0
Policyholder Contract Liabilities	704.0	704.5	655.0	504.0	481.8	442.7	466.5
Deferred Income Tax Liabilities	—	—	69.6	227.0	242.4	269.6	227.6
Liabilities Held-for-Sale	84.8	—	—	—	—	—	—
Accrued Expenses and Other Liabilities	795.3	831.9	903.5	843.6	893.7	859.4	793.8
Long-term Debt, Current and Non-current, at Amortized Cost	1,386.4	1,385.8	1,385.2	1,121.9	1,122.1	1,122.3	1,122.6
Total Liabilities	11,020.2	11,103.0	11,220.2	10,908.8	10,826.0	10,644.5	9,864.6
Shareholders’ Equity:
Common Stock	6.4	6.4	6.4	6.4	6.4	6.4	6.5
Paid-in Capital	1,822.2	1,812.5	1,803.1	1,790.7	1,777.0	1,770.9	1,802.1
Retained Earnings	1,455.6	1,551.9	1,647.3	1,762.5	1,888.4	1,985.9	2,140.0
Accumulated Other Comprehensive Income (Loss)	(846.6)	(520.8)	(62.3)	448.1	479.4	543.0	390.5
Total Shareholders’ Equity	2,437.6	2,850.0	3,394.5	4,007.7	4,151.2	4,306.2	4,339.1
Total Liabilities and Shareholders’ Equity	$13,457.8	$13,953.0	$14,614.7	$14,916.5	$14,977.2	$14,950.7	$14,203.7

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Nine Months Ended
	Sep 30, 2022	Sep 30, 2021
Cash Flows from Operating Activities:
Net Income (Loss)	$(245.7)	$(14.7)
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by (Used in) Operating Activities:
Net Realized Investment Gains (Losses)	(0.4)	(43.1)
Impairment Losses	22.1	7.8
Depreciation and Amortization of Property, Equipment and Software	38.9	32.8
Amortization of Intangibles Assets Acquired	16.0	46.4
Loss from Early Extinguishment of Debt	3.7	—
Change in Accumulated Undistributed Earnings of Equity Method Limited Liability Investments	(13.7)	(50.9)
(Income) Loss from Change in Value of Alternative Energy Partnership Investments	21.2	46.9
(Increase) Decrease in Value of Equity and Convertible Securities	79.9	(92.4)
Changes in:
Receivables from Policyholders	69.6	(137.7)
Reinsurance Recoverables	(1.8)	24.4
Deferred Policy Acquisition Costs	4.2	(87.3)
Insurance Reserves	(9.3)	429.8
Unearned Premiums	(93.4)	172.9
Income Taxes	(66.2)	(121.5)
Other Assets and Liabilities	4.8	94.2
Net Cash Provided by (Used in) Operating Activities	(170.1)	307.6
Cash Flows from Investing Activities:
Proceeds from Sales, Calls, and Maturities of Fixed Maturities	1,019.4	1,015.6
Proceeds from the Sales of Investments:
Equity Securities	458.3	139.7
Real Estate Investments	—	6.2
Mortgage Loans	69.9	53.1
Other Investments	41.9	39.7
Purchases of Investments:
Fixed Maturities	(1,386.7)	(1,322.2)
Equity Securities	(55.3)	(106.0)
Real Estate Investments	(2.9)	(3.6)
Corporate-Owned Life Insurance	(110.0)	(100.0)
Mortgage Loans	(67.3)	(94.0)
Other Investments	(9.7)	(92.1)
Net Sales (Purchases) of Short-term Investments	(73.6)	715.1
Acquisition of Business, Net of Cash Acquired	—	(316.6)
Sale of Infinity Security, Net of Cash Acquired	4.9	—
Acquisition of Software and Long-lived Assets	(27.1)	(43.9)
Other	8.6	10.0
Net Cash Provided by (Used In) Investing Activities	(129.6)	(99.0)

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)
	Nine Months Ended
	Sep 30, 2022	Sep 30, 2021

Net Cash Provided by (Used In) Investing Activities (Carryforward from page 6)	$(129.6)	$(99.0)
Cash Flows from Financing Activities:
Repayment of Long-Term Debt	(280.0)	(50.0)
Proceeds from Issuance of 3.800% Senior Notes due February 23, 2032	396.3	—
Issuance Fees on 3.800% Senior Notes due February 23, 2032	(1.2)	—
Proceeds from Issuance of 5.875% Fixed-Rate Reset Junior Subordinated Debentures Due 2062	145.6	—
Issuance Fees on 5.875% Fixed-Rate Reset Junior Subordinated Debentures Due 2062	(0.9)	—
Proceeds from Policyholder Contract Obligations	319.9	298.1
Repayment of Policyholder Contract Obligations	(120.1)	(328.1)
Proceeds from Shares Issued under Employee Stock Purchase Plan	3.8	3.9
Common Stock Repurchases	—	(161.7)
Dividends and Dividend Equivalents Paid	(59.9)	(60.8)
Other	0.3	3.7
Net Cash Provided by (Used In) Financing Activities	403.8	(294.9)

Net increase (decrease) in cash, Including Held-for-Sale	104.1	(86.3)
Cash at beginning of year, Including Held-for-Sale	148.2	206.1
Cash at end of period, Including Held-for-Sale	252.3	119.8

Net increase (decrease) in cash, Held-for-Sale	3.1	—
Cash at beginning of year, Held-for-Sale	—	—
Cash at end of period, Held-for-Sale	3.1	—

Net increase (decrease) in cash, Net of Held-for-Sale	101.0	(86.3)
Cash at end of period, Net of Held-for-Sale	148.2	206.1
Cash at end of period, Net of Held-for-Sale	$249.2	$119.8

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021
Book Value Per Share
Numerator
Shareholders’ Equity	$2,437.6	$2,850.0	$3,394.5	$4,007.7	$4,151.2	$4,306.2	$4,339.1
Less: Goodwill	(1,298.8)	(1,312.0)	(1,312.0)	(1,312.0)	(1,312.0)	(1,311.9)	(1,114.0)
Shareholders’ Equity Excluding Goodwill[1]	$1,138.8	$1,538.0	$2,082.5	$2,695.7	$2,839.2	$2,994.3	$3,225.1
Shareholders’ Equity	$2,437.6	$2,850.0	$3,394.5	$4,007.7	$4,151.2	$4,306.2	$4,339.1
Less: Net Unrealized (Gains) Losses on Fixed Maturities	782.7	472.2	13.7	(502.6)	(526.9)	(590.5)	(438.0)
Shareholders’ Equity Excluding Net Unrealized (Gains) Losses on Fixed Maturities[1]	$3,220.3	$3,322.2	$3,408.2	$3,505.1	$3,624.3	$3,715.7	$3,901.1
Less: Goodwill	(1,298.8)	(1,312.0)	(1,312.0)	(1,312.0)	(1,312.0)	(1,311.9)	(1,114.0)
Shareholders’ Equity Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill[1]	$1,921.5	$2,010.2	$2,096.2	$2,193.1	$2,312.3	$2,403.8	$2,787.1
Denominator
Common Shares Issued and Outstanding	63.884	63.850	63.800	63.685	63.652	63.636	65.016
Book Value Per Share	$38.16	$44.64	$53.21	$62.93	$65.22	$67.67	$66.74
Book Value Per Share Excluding Goodwill[1]	$17.83	$24.09	$32.64	$42.33	$44.61	$47.05	$49.60
Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities[1]	$50.41	$52.03	$53.42	$55.04	$56.94	$58.39	$60.00
Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill[1]	$30.08	$31.48	$32.86	$34.44	$36.33	$37.77	$42.87
Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$(351.5)	$(350.6)	$(338.5)	$(120.5)	$82.8	$280.4	$469.1
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$3,368.2	$3,741.9	$4,039.7	$4,273.5	$4,341.5	$4,348.8	$4,239.7
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	(10.4)%	(9.4)%	(8.4)%	(2.8)%	1.9%	6.4%	11.1%
Return on Shareholders’ Equity Excluding Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Goodwill[1]	$2,058.8	$2,429.9	$2,767.4	$3,040.7	$3,148.3	$3,195.2	$3,125.7
Rolling 12 Months Return on Average Shareholders' Equity Excluding Goodwill (5-point Average)[1]	(17.1)%	(14.4)%	(12.2)%	(4.0)%	2.6%	8.8%	15.0%
Return on Shareholders’ Equity Excluding Net Unrealized (Gains) Losses on Fixed Maturities[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized (Gains) Losses on Fixed Maturities[1]	$3,416.0	$3,515.1	$3,630.9	$3,717.1	$3,756.8	$3,751.8	$3,708.5
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized (Gains) Losses on Fixed Maturities (5-point Average)[1]	(10.3)%	(10.0)%	(9.3)%	(3.2)%	2.2%	7.5%	12.6%
Return on Shareholders’ Equity Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill[1]	$2,106.7	$2,203.1	$2,358.5	$2,484.3	$2,563.7	$2,598.3	$2,594.5
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill (5-point Average)[1]	(16.7)%	(15.9)%	(14.4)%	(4.9)%	3.2%	10.8%	18.1%
[1] Non-GAAP financial measure. See definitions beginning on page 34.

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021
Debt and Total Capitalization
Debt	$1,386.4	$1,385.8	$1,385.2	$1,121.9	$1,122.1	$1,122.3	$1,122.6
Shareholders’ Equity	2,437.6	2,850.0	3,394.5	4,007.7	4,151.2	4,306.2	4,339.1
Total Capitalization	$3,824.0	$4,235.8	$4,779.7	$5,129.6	$5,273.3	$5,428.5	$5,461.7
Ratio of Debt to Shareholders’ Equity	56.9%	48.6%	40.8%	28.0%	27.0%	26.1%	25.9%
Ratio of Debt to Total Capitalization	36.3%	32.7%	29.0%	21.9%	21.3%	20.7%	20.6%

Debt	$1,386.4	$1,385.8	$1,385.2	$1,121.9	$1,122.1	$1,122.3	$1,122.6
Shareholders’ Equity	2,437.6	2,850.0	3,394.5	4,007.7	4,151.2	4,306.2	4,339.1
Less: Accumulated Other Comprehensive Income (Loss)	(846.6)	(520.8)	(62.3)	448.1	479.4	543.0	390.5
Shareholders’ Equity Excluding Accumulated Other Comprehensive Income (Loss)	$3,284.2	$3,370.8	$3,456.8	$3,559.6	$3,671.8	$3,763.2	$3,948.6
Total Capitalization Excluding Accumulated Other Comprehensive Income (Loss)	$4,670.6	$4,756.6	$4,842.0	$4,681.5	$4,793.9	$4,885.5	$5,071.2
Ratio of Debt to Shareholders’ Equity Excluding Accumulated Other Comprehensive Income (Loss)	42.2%	41.1%	40.1%	31.5%	30.6%	29.8%	28.4%
Ratio of Debt to Total Capitalization Excluding Accumulated Other Comprehensive Income (Loss)	29.7%	29.1%	28.6%	24.0%	23.4%	23.0%	22.1%

Parent Company Liquidity
Kemper Holding Company Cash and Investments[1]	$449.8	$275.9	$318.3	$233.9	$330.6	$214.8	$607.1
Borrowings Available Under Credit Agreement	600.0	600.0	600.0	400.0	400.0	400.0	400.0
Parent Company Liquidity	$1,049.8	$875.9	$918.3	$633.9	$730.6	$614.8	$1,007.1

Capital Returned to Shareholders
Cash Dividends Paid [2]	$20.1	$20.6	$19.6	$19.9	$19.7	$20.4	$21.0
[1] Includes Kemper's direct non-insurance subsidiaries
[2] Three Months Ended

Kemper Corporation
Debt Outstanding, FHLB Advances and Ratings
(Dollars in Millions)
(Unaudited)

	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021
Kemper Corporation:
Senior Notes at Amortized Cost:
5.000% Senior Notes due September 19, 2022	$—	$—	$—	$276.7	$277.1	$277.6	$277.9
4.350% Senior Notes due February 15, 2025	449.3	449.2	449.1	449.0	448.9	448.8	448.9
2.400% Senior Notes due September 30, 2030	396.5	396.4	396.3	396.2	396.1	395.9	395.8
3.800% Subordinated Debentures due 2032	395.3	395.2	395.1	—	—	—	—
5.875% Fixed-Rate Reset Junior Subordinated Debentures Due 2062 at Amortized Cost	145.3	145.0	144.7	—	—	—	—
Long-term Debt Outstanding	$1,386.4	$1,385.8	$1,385.2	$1,121.9	$1,122.1	$1,122.3	$1,122.6

Federal Home Loan Bank Advances to Insurance Subsidiaries:
Reported as Policyholder Contract Liabilities:
Federal Home Loan Bank of Chicago	$602.6	$602.8	$553.1	$401.9	$378.9	$382.8	$407.5
Reported as Debt Outstanding:
Federal Home Loan Bank of Dallas	$—	$—	$—	$—	$—	$—	$—
Federal Home Loan Bank of Chicago	$—	$—	$—	$—	$—	$—	$—
Federal Home Loan Bank of San Francisco	$—	$—	$—	$—	$—	$—	$—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Unsecured Debt	bbb-	Baa3	BBB	BBB
Junior Unsecured Debt	bb	Ba1	BB+	BB+
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A	A
United Insurance Company of America	A-	A3	A-	A-

Kemper Corporation
Segment Revenues
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Revenues:
Specialty Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	$858.8	$905.8	$901.7	$918.1	$920.6	$909.6	$785.4	$2,666.3	$2,615.6
Commercial Automobile	140.7	137.9	119.9	114.2	107.7	100.7	92.2	398.5	300.6
Total Specialty Property & Casualty Insurance Earned Premiums	999.5	1,043.7	1,021.6	1,032.3	1,028.3	1,010.3	877.6	3,064.8	2,916.2
Net Investment Income	33.9	34.0	34.9	37.8	37.0	42.7	35.0	102.8	114.7
Change in Value of Alternative Energy Partnership Investments	0.3	(2.5)	(8.4)	(6.7)	(11.3)	(3.7)	(7.3)	(10.6)	(22.3)
Other Income	2.3	1.0	1.7	1.0	1.2	1.0	0.9	5.0	3.1
Total Specialty Property & Casualty Insurance Revenues	1,036.0	1,076.2	1,049.8	1,064.4	1,055.2	1,050.3	906.2	3,162.0	3,011.7
Preferred Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	89.5	94.0	96.0	101.4	102.6	103.5	103.0	279.5	309.1
Homeowners	51.9	47.7	51.3	52.7	52.5	51.3	50.8	150.9	154.6
Other Personal	7.9	8.2	8.3	8.5	8.6	8.4	8.4	24.4	25.4
Total Preferred Property & Casualty Insurance Earned Premiums	149.3	149.9	155.6	162.6	163.7	163.2	162.2	454.8	489.1
Net Investment Income	11.8	11.9	12.5	17.1	16.1	19.5	15.9	36.2	51.5
Change in Value of Alternative Energy Partnership Investments	—	(1.1)	(3.9)	(3.8)	(6.4)	(2.0)	(4.1)	(5.0)	(12.5)
Total Preferred Property & Casualty Insurance Revenues	161.1	160.7	164.2	175.9	173.4	180.7	174.0	486.0	528.1
Life & Health Insurance:
Earned Premiums:
Life	100.4	102.9	101.3	101.5	101.5	100.6	98.1	304.6	300.2
Accident and Health	45.9	45.1	45.8	47.6	47.0	47.9	47.4	136.8	142.3
Property	11.9	12.1	14.3	15.1	15.6	15.7	15.5	38.3	46.8
Total Life & Health Insurance Earned Premiums	158.2	160.1	161.4	164.2	164.1	164.2	161.0	479.7	489.3
Net Investment Income	52.6	61.9	49.4	50.8	48.4	52.4	51.1	163.9	151.9
Change in Value of Alternative Energy Partnership Investments	0.1	(1.3)	(4.4)	(3.7)	(6.1)	(2.0)	(4.0)	(5.6)	(12.1)
Other Income	—	(0.8)	—	(1.6)	0.1	0.1	0.1	(0.8)	0.3
Total Life & Health Insurance Revenues	210.9	219.9	206.4	209.7	206.5	214.7	208.2	637.2	629.4
Total Segment Revenues	1,408.0	1,456.8	1,420.4	1,450.0	1,435.1	1,445.7	1,288.4	4,285.2	4,169.2
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	(11.2)	(40.5)	(28.2)	22.2	(0.6)	40.8	52.2	(79.9)	92.4
Net Realized Investment Gains (Losses)	(12.1)	11.0	1.5	21.7	10.1	19.2	13.8	0.4	43.1
Impairment Losses	(8.3)	(4.9)	(8.9)	(3.2)	(0.6)	(3.2)	(4.0)	(22.1)	(7.8)
Other	1.2	11.4	3.9	3.2	0.6	—	1.6	16.5	2.2
Total Revenues	$1,377.6	$1,433.8	$1,388.7	$1,493.9	$1,444.6	$1,502.5	$1,352.0	$4,200.1	$4,299.1

Kemper Corporation
Segment Operating Results
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Segment Operating Income (Loss):
Specialty Property & Casualty Insurance	$(39.2)	$(51.0)	$(60.2)	$(163.4)	$(91.8)	$(122.1)	$85.2	$(150.4)	$(128.7)
Preferred Property & Casualty Insurance	(3.3)	(21.6)	(9.5)	(12.0)	(17.4)	(13.4)	3.0	(34.4)	(27.8)
Life & Health Insurance	13.8	20.8	1.2	4.0	(5.9)	13.2	(0.8)	35.8	6.5
Total Segment Operating Income (Loss)	(28.7)	(51.8)	(68.5)	(171.4)	(115.1)	(122.3)	87.4	(149.0)	(150.0)
Other	(16.6)	(1.6)	(14.0)	(7.6)	(15.5)	(13.8)	(11.5)	(32.2)	(40.8)
Corporate and Other Operating Income (Loss)	(16.6)	(1.6)	(14.0)	(7.6)	(15.5)	(13.8)	(11.5)	(32.2)	(40.8)
Total Operating Income (Loss)	(45.3)	(53.4)	(82.5)	(179.0)	(130.6)	(136.1)	75.9	(181.2)	(190.8)
Income From:
Change in Fair Value of Equity and Convertible Securities	(11.2)	(40.5)	(28.2)	22.2	(0.6)	40.8	52.2	(79.9)	92.4
Net Realized Investment Gains (Losses)	(12.1)	11.0	1.5	21.7	10.1	19.2	13.8	0.4	43.1
Impairment Losses	(8.3)	(4.9)	(8.9)	(3.2)	(0.6)	(3.2)	(4.0)	(22.1)	(7.8)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(12.7)	(9.9)	(4.7)	(9.1)	(8.1)	(10.4)	(16.3)	(27.3)	(34.8)
Loss from Early Extinguishment of Debt	—	—	(3.7)	—	—	—	—	(3.7)	—
Income (Loss) before Income Taxes	$(89.6)	$(97.7)	$(126.5)	$(147.4)	$(129.8)	$(89.7)	$121.6	$(313.8)	$(97.9)
Segment Net Operating Income (Loss):
Specialty Property & Casualty Insurance	$(28.7)	$(38.9)	$(44.7)	$(125.2)	$(59.3)	$(91.7)	$80.1	$(112.3)	$(70.9)
Preferred Property & Casualty Insurance	(2.1)	(16.8)	(6.1)	(7.4)	(6.4)	(8.3)	9.6	(25.0)	(5.1)
Life & Health Insurance	12.6	17.7	3.1	5.1	2.8	13.0	7.3	33.4	23.1
Total Segment Net Operating Income (Loss)	(18.2)	(38.0)	(47.7)	(127.5)	(62.9)	(87.0)	97.0	(103.9)	(52.9)
Corporate and Other Net Operating Income (Loss) From:
Other	(12.3)	(1.7)	(12.4)	(3.3)	(12.9)	(12.4)	(9.8)	(26.4)	(35.1)
Corporate and Other Net Operating Income (Loss)	(12.3)	(1.7)	(12.4)	(3.3)	(12.9)	(12.4)	(9.8)	(26.4)	(35.1)
Adjusted Consolidated Net Operating Income (Loss)	(30.5)	(39.7)	(60.1)	(130.8)	(75.8)	(99.4)	87.2	(130.3)	(88.0)
Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	(8.8)	(32.0)	(22.3)	17.5	(0.5)	32.3	41.2	(63.1)	73.0
Net Realized Investment Gains (Losses)	(9.6)	8.7	1.2	17.2	7.9	15.2	10.9	0.3	34.0
Impairment Losses	(6.6)	(3.9)	(7.0)	(2.5)	(0.5)	(2.5)	(3.2)	(17.5)	(6.2)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(20.7)	(7.8)	(3.7)	(7.2)	(6.4)	(8.2)	(12.9)	(32.2)	(27.5)
Loss from Early Extinguishment of Debt	—	—	(2.9)	—	—	—	—	(2.9)	—
Net Income (Loss)	$(76.2)	$(74.7)	$(94.8)	$(105.8)	$(75.3)	$(62.6)	$123.2	$(245.7)	$(14.7)

Kemper Corporation
Catastrophe Frequency and Severity
(Dollars in Millions)
(Unaudited)

	Nine Months Ended September 30, 2022
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	39	$9.5	49	$45.7	32	$2.4	49	$54.0
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	1	13.6	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	1	17.2
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	40	$23.1	49	$45.7	32	$2.4	50	$71.2

	Nine Months Ended September 30, 2021
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event[1]:
Below $5	42	$13.2	45	$36.5	34	$4.7	49	$48.0
$5 - $10	—	—	3	20.4	1	5.4	2	15.9
$10 - $15	—	—	1	14.7	1	—	—	—
$15 - $20	—	—	—	—	—	—	2	31.0
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	42	$13.2	49	$71.6	36	$10.1	53	$94.9

[1] Current accident year net incurred catastrophe Losses and LAE only

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Results of Operations
Net Premiums Written	$968.5	$1,019.9	$1,023.7	$979.0	$1,024.3	$1,082.0	$972.0	$3,012.1	$3,078.3

Total Specialty P&C
Personal Automobile	858.8	905.8	901.7	918.1	920.6	909.6	785.4	2,666.3	2,615.6
Commercial Automobile	140.7	137.9	119.9	114.2	107.7	100.7	92.2	398.5	300.6
Earned Premium	$999.5	$1,043.7	$1,021.6	$1,032.3	$1,028.3	$1,010.3	$877.6	$3,064.8	$2,916.2
Net Investment Income	33.9	34.0	34.9	37.8	37.0	42.7	35.0	102.8	114.7
Change in Value of Alternative Energy Partnership Investments	0.3	(2.5)	(8.4)	(6.7)	(11.3)	(3.7)	(7.3)	(10.6)	(22.3)
Other Income	2.3	1.0	1.7	1.0	1.2	1.0	0.9	5.0	3.1
Total Revenues	1,036.0	1,076.2	1,049.8	1,064.4	1,055.2	1,050.3	906.2	3,162.0	3,011.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	868.0	930.2	911.7	1,028.5	924.4	877.4	650.0	2,709.9	2,451.8
Catastrophe Losses and LAE	14.8	6.2	2.1	2.5	3.4	8.1	1.7	23.1	13.2
Prior Years:
Non-catastrophe Losses and LAE	(6.6)	(14.4)	(3.8)	(7.6)	25.1	81.3	(1.4)	(24.8)	105.0
Catastrophe Losses and LAE	0.2	(0.2)	0.7	—	(0.1)	—	0.4	0.7	0.3
Total Incurred Losses and LAE	876.4	921.8	910.7	1,023.4	952.8	966.8	650.7	2,708.9	2,570.3
Insurance Expenses	198.8	205.4	199.3	204.4	194.2	205.6	170.3	603.5	570.1
Operating Income (Loss)	(39.2)	(51.0)	(60.2)	(163.4)	(91.8)	(122.1)	85.2	(150.4)	(128.7)
Income Tax Benefit (Expense)	10.5	12.1	15.5	38.2	32.5	30.4	(5.1)	38.1	57.8
Segment Net Operating Income (Loss)	$(28.7)	$(38.9)	$(44.7)	$(125.2)	$(59.3)	$(91.7)	$80.1	$(112.3)	$(70.9)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	86.9%	89.1%	89.2%	99.6%	90.0%	86.9%	74.1%	88.4%	84.0%
Current Year Catastrophe Losses and LAE Ratio	1.5	0.6	0.2	0.2	0.3	0.8	0.2	0.8	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	(0.7)	(1.4)	(0.4)	(0.7)	2.4	8.0	(0.2)	(0.8)	3.6
Prior Years Catastrophe Losses and LAE Ratio	—	—	0.1	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	87.7	88.3	89.1	99.1	92.7	95.7	74.1	88.4	88.1
Insurance Expense Ratio	19.9	19.7	19.5	19.8	18.9	20.4	19.4	19.7	19.5
Combined Ratio	107.6%	108.0%	108.6%	118.9%	111.6%	116.1%	93.5%	108.1%	107.6%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	86.9%	89.1%	89.2%	99.6%	90.0%	86.9%	74.1%	88.4%	84.0%
Insurance Expense Ratio	19.9	19.7	19.5	19.8	18.9	20.4	19.4	19.7	19.5
Underlying Combined Ratio	106.8%	108.8%	108.7%	119.4%	108.9%	107.3%	93.5%	108.1%	103.5%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	107.6%	108.0%	108.6%	118.9%	111.6%	116.1%	93.5%	108.1%	107.6%
Less:
Current Year Catastrophe Losses and LAE Ratio	1.5	0.6	0.2	0.2	0.3	0.8	0.2	0.8	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	(0.7)	(1.4)	(0.4)	(0.7)	2.4	8.0	(0.2)	(0.8)	3.6
Prior Years Catastrophe Losses and LAE Ratio	—	—	0.1	—	—	—	—	—	—
Underlying Combined Ratio	106.8%	108.8%	108.7%	119.4%	108.9%	107.3%	93.5%	108.1%	103.5%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021
Insurance Reserves:
Non-Standard Automobile	$1,857.0	$1,915.2	$1,952.3	$1,985.8	$1,841.1	$1,703.1	$1,304.7
Commercial Automobile	417.8	385.9	356.5	333.9	302.4	281.6	257.2
Insurance Reserves	$2,274.8	$2,301.1	$2,308.8	$2,319.7	$2,143.5	$1,984.7	$1,561.9
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$1,110.7	$1,151.0	$1,166.0	$1,157.9	$1,071.1	$1,005.8	$799.7
Incurred but Not Reported	968.2	940.4	934.0	953.0	881.6	810.2	614.1
Total Loss Reserves	2,078.9	2,091.4	2,100.0	2,110.9	1,952.7	1,816.0	1,413.8
Unallocated LAE Reserves	195.9	209.7	208.8	208.8	190.8	168.7	148.1
Insurance Reserves	$2,274.8	$2,301.1	$2,308.8	$2,319.7	$2,143.5	$1,984.7	$1,561.9

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Results of Operations
Net Premiums Written	$805.2	$852.3	$884.8	$858.7	$902.7	$964.3	$861.5	$2,542.3	$2,728.5

Earned Premiums	$858.8	$905.8	$901.7	$918.1	$920.6	$909.6	$785.4	$2,666.3	$2,615.6
Net Investment Income	26.5	26.6	27.2	31.5	30.9	35.4	29.1	80.3	95.4
Change in Value of Alternative Energy Partnership Investments	0.3	(1.8)	(6.0)	(5.3)	(8.9)	(2.9)	(5.8)	(7.5)	(17.6)
Other Income	2.3	1.0	1.7	1.0	1.2	1.0	0.9	5.0	3.1
Total Revenues	887.9	931.6	924.6	945.3	943.8	943.1	809.6	2,744.1	2,696.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	757.8	828.6	827.7	938.5	843.9	805.1	586.4	2,414.1	2,235.4
Catastrophe Losses and LAE	13.1	5.8	2.0	2.3	3.1	7.4	1.6	20.9	12.1
Prior Years:
Non-catastrophe Losses and LAE	(6.7)	(16.5)	(9.0)	(11.7)	25.1	76.0	(4.4)	(32.2)	96.7
Catastrophe Losses and LAE	0.1	(0.2)	0.7	—	(0.1)	—	0.4	0.6	0.3
Total Incurred Losses and LAE	764.3	817.7	821.4	929.1	872.0	888.5	584.0	2,403.4	2,344.5
Insurance Expenses	172.9	179.7	177.3	184.3	176.0	187.7	155.3	529.9	519.0
Operating Income (Loss)	(49.3)	(65.8)	(74.1)	(168.1)	(104.2)	(133.1)	70.3	(189.2)	(167.0)
Income Benefit (Expense)	12.3	14.9	17.7	38.4	32.4	31.8	(4.6)	44.9	59.6
Total Product Line Net Operating Income (Loss)	$(37.0)	$(50.9)	$(56.4)	$(129.7)	$(71.8)	$(101.3)	$65.7	$(144.3)	$(107.4)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	88.3%	91.5%	91.8%	102.2%	91.7%	88.5%	74.7%	90.5%	85.4%
Current Year Catastrophe Losses and LAE Ratio	1.5	0.6	0.2	0.3	0.3	0.8	0.2	0.8	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	(0.8)	(1.8)	(1.0)	(1.3)	2.7	8.4	(0.6)	(1.2)	3.7
Prior Years Catastrophe Losses and LAE Ratio	—	—	0.1	—	—	—	0.1	—	—
Total Incurred Loss and LAE Ratio	89.0	90.3	91.1	101.2	94.7	97.7	74.4	90.1	89.6
Insurance Expense Ratio	20.1	19.8	19.7	20.1	19.1	20.6	19.8	19.9	19.8
Combined Ratio	109.1%	110.1%	110.8%	121.3%	113.8%	118.3%	94.2%	110.0%	109.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	88.3%	91.5%	91.8%	102.2%	91.7%	88.5%	74.7%	90.5%	85.4%
Insurance Expense Ratio	20.1	19.8	19.7	20.1	19.1	20.6	19.8	19.9	19.8
Underlying Combined Ratio	108.4%	111.3%	111.5%	122.3%	110.8%	109.1%	94.5%	110.4%	105.2%
Non-GAAP Measure Reconciliation
Combined Ratio	109.1%	110.1%	110.8%	121.3%	113.8%	118.3%	94.2%	110.0%	109.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	1.5	0.6	0.2	0.3	0.3	0.8	0.2	0.8	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	(0.8)	(1.8)	(1.0)	(1.3)	2.7	8.4	(0.6)	(1.2)	3.7
Prior Years Catastrophe Losses and LAE Ratio	—	—	0.1	—	—	—	0.1	—	—
Underlying Combined Ratio	108.4%	111.3%	111.5%	122.3%	110.8%	109.1%	94.5%	110.4%	105.2%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Specialty Property & Casualty Insurance Segment
Commercial Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Results of Operations
Net Premiums Written	$163.3	$167.6	$138.9	$120.3	$121.6	$117.7	$110.5	$469.8	$349.8

Earned Premiums	$140.7	$137.9	$119.9	$114.2	$107.7	$100.7	$92.2	$398.5	$300.6
Net Investment Income	7.4	7.4	7.7	6.3	6.1	7.3	5.9	22.5	19.3
Change in Value of Alternative Energy Partnership Investments	—	(0.7)	(2.4)	(1.4)	(2.4)	(0.8)	(1.5)	(3.1)	(4.7)
Total Revenues	148.1	144.6	125.2	119.1	111.4	107.2	96.6	417.9	315.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	110.2	101.6	84.0	90.0	80.5	72.3	63.6	295.8	216.4
Catastrophe Losses and LAE	1.7	0.4	0.1	0.2	0.3	0.7	0.1	2.2	1.1
Prior Years:
Non-catastrophe Losses and LAE	0.1	2.1	5.2	4.1	—	5.3	3.0	7.4	8.3
Catastrophe Losses and LAE	0.1	—	—	—	—	—	—	0.1	—
Total Incurred Losses and LAE	112.1	104.1	89.3	94.3	80.8	78.3	66.7	305.5	225.8
Insurance Expenses	25.9	25.7	22.0	20.1	18.2	17.9	15.0	73.6	51.1
Operating Income (Loss)	10.1	14.8	13.9	4.7	12.4	11.0	14.9	38.8	38.3
Income Tax Benefit (Expense)	(1.8)	(2.8)	(2.2)	(0.2)	0.1	(1.4)	(0.5)	(6.8)	(1.8)
Total Product Line Net Operating Income (Loss)	$8.3	$12.0	$11.7	$4.5	$12.5	$9.6	$14.4	$32.0	$36.5
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	78.3%	73.7%	70.1%	78.8%	74.7%	71.8%	68.9%	74.2%	71.9%
Current Year Catastrophe Losses and LAE Ratio	1.2	0.3	0.1	0.2	0.3	0.7	0.1	0.6	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	0.1	1.5	4.3	3.6	—	5.3	3.3	1.9	2.8
Prior Years Catastrophe Losses and LAE Ratio	0.1	—	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	79.7	75.5	74.5	82.6	75.0	77.8	72.3	76.7	75.1
Insurance Expense Ratio	18.4	18.6	18.3	17.6	16.9	17.8	16.3	18.5	17.0
Combined Ratio	98.1%	94.1%	92.8%	100.2%	91.9%	95.6%	88.6%	95.2%	92.1%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	78.3%	73.7%	70.1%	78.8%	74.7%	71.8%	68.9%	74.2%	71.9%
Insurance Expense Ratio	18.4	18.6	18.3	17.6	16.9	17.8	16.3	18.5	17.0
Underlying Combined Ratio	96.7%	92.3%	88.4%	96.4%	91.6%	89.6%	85.2%	92.7%	88.9%
Non-GAAP Measure Reconciliation
Combined Ratio	98.1%	94.1%	92.8%	100.2%	91.9%	95.6%	88.6%	95.2%	92.1%
Less:
Current Year Catastrophe Losses and LAE Ratio	1.2	0.3	0.1	0.2	0.3	0.7	0.1	0.6	0.4
Prior Years Non-catastrophe Losses and LAE Ratio	0.1	1.5	4.3	3.6	—	5.3	3.3	1.9	2.8
Prior Years Catastrophe Losses and LAE Ratio	0.1	—	—	—	—	—	—	—	—
Underlying Combined Ratio	96.7%	92.3%	88.4%	96.4%	91.6%	89.6%	85.2%	92.7%	88.9%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Results of Operations
Net Premiums Written	$133.3	$141.3	$137.4	$153.2	$164.8	$169.6	$154.4	$412.0	$488.8

Earned Premiums	$149.3	$149.9	$155.6	$162.6	$163.7	$163.2	$162.2	$454.8	$489.1
Net Investment Income	11.8	11.9	12.5	17.1	16.1	19.5	15.9	36.2	51.5
Change in Value of Alternative Energy Partnership Investments	—	(1.1)	(3.9)	(3.8)	(6.4)	(2.0)	(4.1)	(5.0)	(12.5)
Total Revenues	161.1	160.7	164.2	175.9	173.4	180.7	174.0	486.0	528.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	110.7	110.5	112.2	122.4	115.6	116.2	96.2	333.4	328.0
Catastrophe Losses and LAE	10.8	23.5	11.4	7.5	23.4	24.2	24.0	45.7	71.6
Prior Years:
Non-catastrophe Losses and LAE	(0.3)	1.8	2.1	8.4	—	5.0	0.1	3.6	5.1
Catastrophe Losses and LAE	(0.7)	(0.8)	(3.2)	(2.0)	0.1	(3.4)	(0.3)	(4.7)	(3.6)
Total Incurred Losses and LAE	120.5	135.0	122.5	136.3	139.1	142.0	120.0	378.0	401.1
Insurance Expenses	43.9	47.3	51.2	51.6	51.7	52.1	51.0	142.4	154.8
Operating Income (Loss)	(3.3)	(21.6)	(9.5)	(12.0)	(17.4)	(13.4)	3.0	(34.4)	(27.8)
Income Tax Benefit (Expense)	1.2	4.8	3.4	4.6	11.0	5.1	6.6	9.4	22.7
Segment Net Operating Income (Loss)	$(2.1)	$(16.8)	$(6.1)	$(7.4)	$(6.4)	$(8.3)	$9.6	$(25.0)	$(5.1)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	74.2%	73.7%	72.2%	75.2%	70.6%	71.2%	59.3%	73.3%	67.1%
Current Year Catastrophe Losses and LAE Ratio	7.2	15.7	7.3	4.6	14.3	14.8	14.8	10.0	14.6
Prior Years Non-catastrophe Losses and LAE Ratio	(0.2)	1.2	1.3	5.2	—	3.1	0.1	0.8	1.0
Prior Years Catastrophe Losses and LAE Ratio	(0.5)	(0.5)	(2.1)	(1.2)	0.1	(2.1)	(0.2)	(1.0)	(0.7)
Total Incurred Loss and LAE Ratio	80.7	90.1	78.7	83.8	85.0	87.0	74.0	83.1	82.0
Insurance Expense Ratio	29.4	31.6	32.9	31.7	31.6	31.9	31.4	31.3	31.6
Combined Ratio	110.1%	121.7%	111.6%	115.5%	116.6%	118.9%	105.4%	114.4%	113.6%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	74.2%	73.7%	72.2%	75.2%	70.6%	71.2%	59.3%	73.3%	67.1%
Insurance Expense Ratio	29.4	31.6	32.9	31.7	31.6	31.9	31.4	31.3	31.6
Underlying Combined Ratio	103.6%	105.3%	105.1%	106.9%	102.2%	103.1%	90.7%	104.6%	98.7%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	110.1%	121.7%	111.6%	115.5%	116.6%	118.9%	105.4%	114.4%	113.6%
Less:
Current Year Catastrophe Losses and LAE Ratio	7.2	15.7	7.3	4.6	14.3	14.8	14.8	10.0	14.6
Prior Years Non-catastrophe Losses and LAE Ratio	(0.2)	1.2	1.3	5.2	—	3.1	0.1	0.8	1.0
Prior Years Catastrophe Losses and LAE Ratio	(0.5)	(0.5)	(2.1)	(1.2)	0.1	(2.1)	(0.2)	(1.0)	(0.7)
Underlying Combined Ratio	103.6%	105.3%	105.1%	106.9%	102.2%	103.1%	90.7%	104.6%	98.7%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Results of Operations and Selected Financial Information (continued)
(Dollars in Millions)
(Unaudited)

	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021
Insurance Reserves:
Personal Automobile	$303.6	$306.8	$307.9	$308.6	$290.0	$282.9	$275.9
Homeowners	93.7	100.6	93.1	95.4	108.5	110.7	107.6
Other Personal	29.7	31.6	30.6	29.2	30.1	31.0	30.7
Insurance Reserves	$427.0	$439.0	$431.6	$433.2	$428.6	$424.6	$414.2
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$259.6	$270.0	$271.1	$272.5	$280.8	$282.3	$282.0
Incurred but Not Reported	138.1	139.9	131.8	131.9	120.4	116.1	105.6
Total Loss Reserves	397.7	409.9	402.9	404.4	401.2	398.4	387.6
Unallocated LAE Reserves	29.3	29.1	28.7	28.8	27.4	26.2	26.6
Insurance Reserves	$427.0	$439.0	$431.6	$433.2	$428.6	$424.6	$414.2

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Personal Automobile Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Results of Operations
Net Premiums Written	$73.3	$84.6	$84.2	$95.2	$99.9	$104.4	$100.4	$242.1	$304.7

Earned Premiums	$89.5	$94.0	$96.0	$101.4	$102.6	$103.5	$103.0	$279.5	$309.1
Net Investment Income	5.7	5.8	6.0	7.9	7.4	9.0	7.3	17.5	23.7
Change in Value of Alternative Energy Partnership Investments	—	(0.5)	(1.9)	(1.7)	(3.0)	(0.9)	(1.9)	(2.4)	(5.8)
Total Revenues	95.2	99.3	100.1	107.6	107.0	111.6	108.4	294.6	327.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	76.7	77.8	80.5	96.2	84.8	81.6	67.8	235.0	234.2
Catastrophe Losses and LAE	1.1	1.6	0.5	1.3	2.7	2.8	0.6	3.2	6.1
Prior Years:
Non-catastrophe Losses and LAE	0.2	—	1.5	7.3	0.1	3.6	1.2	1.7	4.9
Catastrophe Losses and LAE	0.1	—	0.1	(0.1)	0.1	(0.2)	0.1	0.2	—
Total Incurred Losses and LAE	78.1	79.4	82.6	104.7	87.7	87.8	69.7	240.1	245.2
Insurance Expenses	26.5	28.4	31.2	32.7	32.7	33.6	32.8	86.1	99.1
Operating Income (Loss)	(9.4)	(8.5)	(13.7)	(29.8)	(13.4)	(9.8)	5.9	(31.6)	(17.3)
Income Tax Benefit (Expense)	2.2	1.9	3.6	7.2	6.2	3.1	2.1	7.7	11.4
Total Product Line Net Operating Income (Loss)	$(7.2)	$(6.6)	$(10.1)	$(22.6)	$(7.2)	$(6.7)	$8.0	$(23.9)	$(5.9)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	85.8%	82.8%	83.8%	94.9%	82.7%	78.8%	65.8%	84.1%	75.7%
Current Year Catastrophe Losses and LAE Ratio	1.2	1.7	0.5	1.3	2.6	2.7	0.6	1.1	2.0
Prior Years Non-catastrophe Losses and LAE Ratio	0.2	—	1.6	7.2	0.1	3.5	1.2	0.6	1.6
Prior Years Catastrophe Losses and LAE Ratio	0.1	—	0.1	(0.1)	0.1	(0.2)	0.1	0.1	—
Total Incurred Loss and LAE Ratio	87.3	84.5	86.0	103.3	85.5	84.8	67.7	85.9	79.3
Insurance Expense Ratio	29.6	30.2	32.5	32.2	31.9	32.5	31.8	30.8	32.1
Combined Ratio	116.9%	114.7%	118.5%	135.5%	117.4%	117.3%	99.5%	116.7%	111.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	85.8%	82.8%	83.8%	94.9%	82.7%	78.8%	65.8%	84.1%	75.7%
Insurance Expense Ratio	29.6	30.2	32.5	32.2	31.9	32.5	31.8	30.8	32.1
Underlying Combined Ratio	115.4%	113.0%	116.3%	127.1%	114.6%	111.3%	97.6%	114.9%	107.8%
Non-GAAP Measure Reconciliation
Combined Ratio	116.9%	114.7%	118.5%	135.5%	117.4%	117.3%	99.5%	116.7%	111.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	1.2	1.7	0.5	1.3	2.6	2.7	0.6	1.1	2.0
Prior Years Non-catastrophe Losses and LAE Ratio	0.2	—	1.6	7.2	0.1	3.5	1.2	0.6	1.6
Prior Years Catastrophe Losses and LAE Ratio	0.1	—	0.1	(0.1)	0.1	(0.2)	0.1	0.1	—
Underlying Combined Ratio	115.4%	113.0%	116.3%	127.1%	114.6%	111.3%	97.6%	114.9%	107.8%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Homeowners and Other Personal Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Results of Operations
Net Premiums Written	$60.0	$56.7	$53.2	$58.0	$64.9	$65.2	$54.0	$169.9	$184.1

Earned Premiums	$59.8	$55.9	$59.6	$61.2	$61.1	$59.7	$59.2	$175.3	$180.0
Net Investment Income	6.1	6.1	6.5	9.2	8.7	10.5	8.6	18.7	27.8
Change in Value of Alternative Energy Partnership Investments	—	(0.6)	(2.0)	(2.1)	(3.4)	(1.1)	(2.2)	(2.6)	(6.7)
Total Revenues	65.9	61.4	64.1	68.3	66.4	69.1	65.6	191.4	201.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	34.0	32.7	31.7	26.2	30.8	34.6	28.4	98.4	93.8
Catastrophe Losses and LAE	9.7	21.9	10.9	6.2	20.7	21.4	23.4	42.5	65.5
Prior Years:
Non-catastrophe Losses and LAE	(0.5)	1.8	0.6	1.1	(0.1)	1.4	(1.1)	1.9	0.2
Catastrophe Losses and LAE	(0.8)	(0.8)	(3.3)	(1.9)	—	(3.2)	(0.4)	(4.9)	(3.6)
Total Incurred Losses and LAE	42.4	55.6	39.9	31.6	51.4	54.2	50.3	137.9	155.9
Insurance Expenses	17.4	18.9	20.0	18.9	19.0	18.5	18.2	56.3	55.7
Operating Income (Loss)	6.1	(13.1)	4.2	17.8	(4.0)	(3.6)	(2.9)	(2.8)	(10.5)
Income Tax Benefit (Expense)	(1.0)	2.9	(0.2)	(2.6)	4.8	2.0	4.5	1.7	11.3
Total Product Line Net Operating Income (Loss)	$5.1	$(10.2)	$4.0	$15.2	$0.8	$(1.6)	$1.6	$(1.1)	$0.8
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	56.8%	58.5%	53.1%	42.8%	50.4%	58.1%	48.1%	56.2%	52.1%
Current Year Catastrophe Losses and LAE Ratio	16.2	39.2	18.3	10.1	33.9	35.8	39.5	24.2	36.4
Prior Years Non-catastrophe Losses and LAE Ratio	(0.8)	3.2	1.0	1.8	(0.2)	2.3	(1.9)	1.1	0.1
Prior Years Catastrophe Losses and LAE Ratio	(1.3)	(1.4)	(5.5)	(3.1)	—	(5.4)	(0.7)	(2.8)	(2.0)
Total Incurred Loss and LAE Ratio	70.9	99.5	66.9	51.6	84.1	90.8	85.0	78.7	86.6
Insurance Expense Ratio	29.1	33.8	33.6	30.9	31.1	31.0	30.7	32.1	30.9
Combined Ratio	100.0%	133.3%	100.5%	82.5%	115.2%	121.8%	115.7%	110.8%	117.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	56.8%	58.5%	53.1%	42.8%	50.4%	58.1%	48.1%	56.2%	52.1%
Insurance Expense Ratio	29.1	33.8	33.6	30.9	31.1	31.0	30.7	32.1	30.9
Underlying Combined Ratio	85.9%	92.3%	86.7%	73.7%	81.5%	89.1%	78.8%	88.3%	83.0%
Non-GAAP Measure Reconciliation
Combined Ratio	100.0%	133.3%	100.5%	82.5%	115.2%	121.8%	115.7%	110.8%	117.5%
Less:
Current Year Catastrophe Losses and LAE Ratio	16.2	39.2	18.3	10.1	33.9	35.8	39.5	24.2	36.4
Prior Years Non-catastrophe Losses and LAE Ratio	(0.8)	3.2	1.0	1.8	(0.2)	2.3	(1.9)	1.1	0.1
Prior Years Catastrophe Losses and LAE Ratio	(1.3)	(1.4)	(5.5)	(3.1)	—	(5.4)	(0.7)	(2.8)	(2.0)
Underlying Combined Ratio	85.9%	92.3%	86.7%	73.7%	81.5%	89.1%	78.8%	88.3%	83.0%
[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Homeowners Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Results of Operations
Net Premiums Written	$52.8	$49.2	$45.5	$49.9	$56.1	$56.3	$46.1	$147.5	$158.5

Earned Premiums	$51.9	$47.7	$51.3	$52.7	$52.5	$51.3	$50.8	$150.9	$154.6
Net Investment Income	5.1	5.1	5.4	8.3	7.9	9.6	7.8	15.6	25.3
Change in Value of Alternative Energy Partnership Investments	0.1	(0.5)	(1.7)	(1.9)	(3.1)	(1.0)	(2.0)	(2.1)	(6.1)
Total Revenues	57.1	52.3	55.0	59.1	57.3	59.9	56.6	164.4	173.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	28.8	28.6	27.5	22.8	26.6	30.5	24.2	84.9	81.3
Catastrophe Losses and LAE	9.4	21.3	10.8	6.0	20.4	21.8	22.0	41.5	64.2
Prior Years:
Non-catastrophe Losses and LAE	—	(0.1)	(1.6)	(0.1)	(0.2)	0.2	(2.5)	(1.7)	(2.5)
Catastrophe Losses and LAE	(0.8)	(0.8)	(2.8)	(2.1)	0.1	(1.8)	(0.1)	(4.4)	(1.8)
Total Incurred Losses and LAE	37.4	49.0	33.9	26.6	46.9	50.7	43.6	120.3	141.2
Insurance Expenses	15.2	16.3	17.5	16.3	16.3	16.1	15.7	49.0	48.1
Operating Income (Loss)	4.5	(13.0)	3.6	16.2	(5.9)	(6.9)	(2.7)	(4.9)	(15.5)
Income Tax Benefit (Expense)	(0.7)	2.9	(0.2)	(2.4)	4.8	2.6	4.1	2.0	11.5
Total Product Line Net Operating Income (Loss)	$3.8	$(10.1)	$3.4	$13.8	$(1.1)	$(4.3)	$1.4	$(2.9)	$(4.0)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	55.5%	59.9%	53.6%	43.3%	50.6%	59.4%	47.6%	56.2%	52.6%
Current Year Catastrophe Losses and LAE Ratio	18.1	44.7	21.1	11.4	38.9	42.5	43.3	27.5	41.5
Prior Years Non-catastrophe Losses and LAE Ratio	—	(0.2)	(3.1)	(0.2)	(0.4)	0.4	(4.9)	(1.1)	(1.6)
Prior Years Catastrophe Losses and LAE Ratio	(1.5)	(1.7)	(5.5)	(4.0)	0.2	(3.5)	(0.2)	(2.9)	(1.2)
Total Incurred Loss and LAE Ratio	72.1	102.7	66.1	50.5	89.3	98.8	85.8	79.7	91.3
Insurance Expense Ratio	29.3	34.2	34.1	30.9	31.0	31.4	30.9	32.5	31.1
Combined Ratio	101.4%	136.9%	100.2%	81.4%	120.3%	130.2%	116.7%	112.2%	122.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	55.5%	59.9%	53.6%	43.3%	50.6%	59.4%	47.6%	56.2%	52.6%
Insurance Expense Ratio	29.3	34.2	34.1	30.9	31.0	31.4	30.9	32.5	31.1
Underlying Combined Ratio	84.8%	94.1%	87.7%	74.2%	81.6%	90.8%	78.5%	88.7%	83.7%
Non-GAAP Measure Reconciliation
Combined Ratio	101.4%	136.9%	100.2%	81.4%	120.3%	130.2%	116.7%	112.2%	122.4%
Less:
Current Year Catastrophe Losses and LAE Ratio	18.1	44.7	21.1	11.4	38.9	42.5	43.3	27.5	41.5
Prior Years Non-catastrophe Losses and LAE Ratio	—	(0.2)	(3.1)	(0.2)	(0.4)	0.4	(4.9)	(1.1)	(1.6)
Prior Years Catastrophe Losses and LAE Ratio	(1.5)	(1.7)	(5.5)	(4.0)	0.2	(3.5)	(0.2)	(2.9)	(1.2)
Underlying Combined Ratio	84.8%	94.1%	87.7%	74.2%	81.6%	90.8%	78.5%	88.7%	83.7%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Preferred Property & Casualty Insurance Segment
Other Personal Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Results of Operations
Net Premiums Written	$7.2	$7.5	$7.7	$8.1	$8.8	$8.9	$7.9	$22.4	$25.6

Earned Premiums	$7.9	$8.2	$8.3	$8.5	$8.6	$8.4	$8.4	$24.4	$25.4
Net Investment Income	1.0	1.0	1.1	0.9	0.8	0.9	0.8	3.1	2.5
Change in Value of Alternative Energy Partnership Investments	(0.1)	(0.1)	(0.3)	(0.2)	(0.3)	(0.1)	(0.2)	(0.5)	(0.6)
Total Revenues	8.8	9.1	9.1	9.2	9.1	9.2	9.0	27.0	27.3
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	5.2	4.1	4.2	3.4	4.2	4.1	4.2	13.5	12.5
Catastrophe Losses and LAE	0.3	0.6	0.1	0.2	0.3	(0.4)	1.4	1.0	1.3
Prior Years:
Non-catastrophe Losses and LAE	(0.5)	1.9	2.2	1.2	0.1	1.2	1.4	3.6	2.7
Catastrophe Losses and LAE	—	—	(0.5)	0.2	(0.1)	(1.4)	(0.3)	(0.5)	(1.8)
Total Incurred Losses and LAE	5.0	6.6	6.0	5.0	4.5	3.5	6.7	17.6	14.7
Insurance Expenses	2.2	2.6	2.5	2.6	2.7	2.4	2.5	7.3	7.6
Operating Income (Loss)	1.6	(0.1)	0.6	1.6	1.9	3.3	(0.2)	2.1	5.0
Income Tax Benefit (Expense)	(0.3)	—	—	(0.2)	—	(0.6)	0.4	(0.3)	(0.2)
Total Product Line Net Operating Income (Loss)	$1.3	$(0.1)	$0.6	$1.4	$1.9	$2.7	$0.2	$1.8	$4.8
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	65.8%	50.0%	50.6%	39.9%	48.8%	48.9%	50.0%	55.2%	49.3%
Current Year Catastrophe Losses and LAE Ratio	3.8	7.3	1.2	2.4	3.5	(4.8)	16.7	4.1	5.1
Prior Years Non-catastrophe Losses and LAE Ratio	(6.3)	23.2	26.5	14.1	1.2	14.3	16.7	14.8	10.6
Prior Years Catastrophe Losses and LAE Ratio	—	—	(6.0)	2.4	(1.2)	(16.7)	(3.6)	(2.0)	(7.1)
Total Incurred Loss and LAE Ratio	63.3	80.5	72.3	58.8	52.3	41.7	79.8	72.1	57.9
Insurance Expense Ratio	27.8	31.7	30.1	30.6	31.4	28.6	29.8	29.9	29.9
Combined Ratio	91.1%	112.2%	102.4%	89.4%	83.7%	70.3%	109.6%	102.0%	87.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	65.8%	50.0%	50.6%	39.9%	48.8%	48.9%	50.0%	55.2%	49.3%
Insurance Expense Ratio	27.8	31.7	30.1	30.6	31.4	28.6	29.8	29.9	29.9
Underlying Combined Ratio	93.6%	81.7%	80.7%	70.5%	80.2%	77.5%	79.8%	85.1%	79.2%
Non-GAAP Measure Reconciliation
Combined Ratio	91.1%	112.2%	102.4%	89.4%	83.7%	70.3%	109.6%	102.0%	87.8%
Less:
Current Year Catastrophe Losses and LAE Ratio	3.8	7.3	1.2	2.4	3.5	(4.8)	16.7	4.1	5.1
Prior Years Non-catastrophe Losses and LAE Ratio	(6.3)	23.2	26.5	14.1	1.2	14.3	16.7	14.8	10.6
Prior Years Catastrophe Losses and LAE Ratio	—	—	(6.0)	2.4	(1.2)	(16.7)	(3.6)	(2.0)	(7.1)
Underlying Combined Ratio	93.6%	81.7%	80.7%	70.5%	80.2%	77.5%	79.8%	85.1%	79.2%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Life & Health Insurance Segment
Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Results of Operations
Earned Premiums	$158.2	$160.1	$161.4	$164.2	$164.1	$164.2	$161.0	$479.7	$489.3
Net Investment Income	52.6	61.9	49.4	50.8	48.4	52.4	51.1	163.9	151.9
Change in Value of Alternative Energy Partnership Investments	0.1	(1.3)	(4.4)	(3.7)	(6.1)	(2.0)	(4.0)	(5.6)	(12.1)
Other Income	—	(0.8)	—	(1.6)	0.1	0.1	0.1	(0.8)	0.3
Total Revenues	210.9	219.9	206.4	209.7	206.5	214.7	208.2	637.2	629.4
Policyholders’ Benefits and Incurred Losses and LAE	105.6	113.5	120.1	116.2	119.5	115.3	118.7	339.2	353.5
Insurance Expenses	91.5	85.6	85.1	89.5	92.9	86.2	90.3	262.2	269.4
Operating Income (Loss)	13.8	20.8	1.2	4.0	(5.9)	13.2	(0.8)	35.8	6.5
Income Tax Benefit (Expense)	(1.2)	(3.1)	1.9	1.1	8.7	(0.2)	8.1	(2.4)	16.6
Segment Net Operating Income (Loss)	$12.6	$17.7	$3.1	$5.1	$2.8	$13.0	$7.3	$33.4	$23.1

	Sep 30, 2022 [1]	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021
Insurance Reserves:
Future Policyholder Benefits	$3,505.0	$3,486.3	$3,467.5	$3,454.1	$3,436.1	$3,466.4	$3,448.0
Incurred Losses and LAE Reserves:
Life	55.7	56.7	63.6	60.7	62.3	58.8	68.1
Accident and Health	23.4	25.0	25.2	26.1	25.7	26.4	25.5
Property	3.6	3.1	3.1	3.6	7.4	4.4	5.4
Total Incurred Losses and LAE Reserves	82.7	84.8	91.9	90.4	95.4	89.6	99.0
Insurance Reserves	$3,587.7	$3,571.1	$3,559.4	$3,544.5	$3,531.5	$3,556.0	$3,547.0
[1] Includes reserves classified as Held-for-Sale Liabilities on the Condensed Consolidated Balance Sheets. See Note 4, “Dispositions,” for more information.

Kemper Corporation
Life & Health Insurance Segment
Life Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Results of Operations
Earned Premiums	$100.4	$102.9	$101.3	$101.5	$101.5	$100.6	$98.1	$304.6	$300.2
Net Investment Income	51.0	60.1	47.9	49.3	47.0	50.9	49.6	159.0	147.5
Change in Value of Alternative Energy Partnership Investments	0.1	(1.3)	(4.0)	(3.5)	(5.8)	(1.9)	(3.8)	(5.2)	(11.5)
Other Income	(0.1)	(1.1)	—	(1.6)	—	—	—	(1.2)	—
Total Revenues	151.4	160.6	145.2	145.7	142.7	149.6	143.9	457.2	436.2
Policyholders’ Benefits and Incurred Losses and LAE	78.6	84.1	90.6	88.2	87.3	81.9	87.9	253.3	257.1
Insurance Expenses	62.5	58.9	57.4	60.5	61.5	55.6	58.0	178.8	175.1
Operating Income (Loss)	10.3	17.6	(2.8)	(3.0)	(6.1)	12.1	(2.0)	25.1	4.0
Income Tax Benefit (Expense)	(0.5)	(2.4)	2.6	2.4	8.4	(0.1)	8.0	(0.3)	16.3
Total Product Line Operating Income (Loss)	$9.8	$15.2	$(0.2)	$(0.6)	$2.3	$12.0	$6.0	$24.8	$20.3

Kemper Corporation
Life & Health Insurance Segment
Accident & Health Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Results of Operations
Earned Premiums	$45.9	$45.1	$45.8	$47.6	$47.0	$47.9	$47.4	$136.8	$142.3
Net Investment Income	0.8	1.0	0.7	0.9	0.9	0.8	1.0	2.5	2.7
Change in Value of Alternative Energy Partnership Investments	—	—	(0.1)	(0.1)	(0.1)	—	(0.1)	(0.1)	(0.2)
Other Income	0.1	0.3	—	—	0.1	0.1	0.1	0.4	0.3
Total Revenues	46.8	46.4	46.4	48.4	47.9	48.8	48.4	139.6	145.1
Policyholders’ Benefits and Incurred Losses and LAE	22.3	24.5	23.5	21.9	22.9	26.8	24.5	70.3	74.2
Insurance Expenses	22.4	20.1	20.8	21.5	23.5	22.2	24.4	63.3	70.1
Operating Income (Loss)	2.1	1.8	2.1	5.0	1.5	(0.2)	(0.5)	6.0	0.8
Income Tax Benefit (Expense)	(0.4)	(0.4)	(0.4)	(1.0)	(0.2)	0.1	0.2	(1.2)	0.1
Total Product Line Net Operating Income (Loss)	$1.7	$1.4	$1.7	$4.0	$1.3	$(0.1)	$(0.3)	$4.8	$0.9

Kemper Corporation
Life & Health Insurance Segment
Property Insurance - Results of Operations and Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Results of Operations
Earned Premiums	$11.9	$12.1	$14.3	$15.1	$15.6	$15.7	$15.5	$38.3	$46.8
Net Investment Income	0.8	0.8	0.8	0.6	0.5	0.7	0.5	2.4	1.7
Change in Value of Alternative Energy Partnership Investments	—	—	(0.3)	(0.1)	(0.2)	(0.1)	(0.1)	(0.3)	(0.4)
Total Revenues	12.7	12.9	14.8	15.6	15.9	16.3	15.9	40.4	48.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	2.8	3.6	4.1	3.2	3.6	4.2	3.2	10.5	11.0
Catastrophe Losses and LAE	1.4	0.6	0.4	2.9	5.7	2.5	1.9	2.4	10.1
Prior Years:
Non-catastrophe Losses and LAE	0.1	0.5	0.6	—	0.4	0.1	0.7	1.2	1.2
Catastrophe Losses and LAE	0.4	0.2	0.9	—	(0.4)	(0.2)	0.5	1.5	(0.1)
Total Incurred Losses and LAE	4.7	4.9	6.0	6.1	9.3	6.6	6.3	15.6	22.2
Insurance Expenses	6.6	6.6	6.9	7.5	7.9	8.4	7.9	20.1	24.2
Operating Income (Loss)	1.4	1.4	1.9	2.0	(1.3)	1.3	1.7	4.7	1.7
Income Tax Benefit (Expense)	(0.3)	(0.3)	(0.3)	(0.3)	0.5	(0.2)	(0.1)	(0.9)	0.2
Total Product Line Net Operating Income (Loss)	$1.1	$1.1	$1.6	$1.7	$(0.8)	$1.1	$1.6	$3.8	$1.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	23.5%	29.7%	28.7%	21.2%	23.1%	26.8%	20.6%	27.4%	23.4%
Current Year Catastrophe Losses and LAE Ratio	11.8	5.0	2.8	19.2	36.5	15.9	12.3	6.3	21.6
Prior Years Non-catastrophe Losses and LAE Ratio	0.8	4.1	4.2	—	2.6	0.6	4.5	3.1	2.6
Prior Years Catastrophe Losses and LAE Ratio	3.4	1.7	6.3	—	(2.6)	(1.3)	3.2	3.9	(0.2)
Total Incurred Loss and LAE Ratio	39.5	40.5	42.0	40.4	59.6	42.0	40.6	40.7	47.4
Insurance Expense Ratio	55.5	54.5	48.3	49.7	50.6	53.5	51.0	52.5	51.7
Combined Ratio	95.0%	95.0%	90.3%	90.1%	110.2%	95.5%	91.6%	93.2%	99.1%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	23.5%	29.7%	28.7%	21.2%	23.1%	26.8%	20.6%	27.4%	23.4%
Insurance Expense Ratio	55.5	54.5	48.3	49.7	50.6	53.5	51.0	52.5	51.7
Underlying Combined Ratio	79.0%	84.2%	77.0%	70.9%	73.7%	80.3%	71.6%	79.9%	75.1%
Non-GAAP Measure Reconciliation
Combined Ratio	95.0%	95.0%	90.3%	90.1%	110.2%	95.5%	91.6%	93.2%	99.1%
Less:
Current Year Catastrophe Losses and LAE Ratio	11.8	5.0	2.8	19.2	36.5	15.9	12.3	6.3	21.6
Prior Years Non-catastrophe Losses and LAE Ratio	0.8	4.1	4.2	—	2.6	0.6	4.5	3.1	2.6
Prior Years Catastrophe Losses and LAE Ratio	3.4	1.7	6.3	—	(2.6)	(1.3)	3.2	3.9	(0.2)
Underlying Combined Ratio	79.0%	84.2%	77.0%	70.9%	73.7%	80.3%	71.6%	79.9%	75.1%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation
Expenses
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Insurance Expenses:
Commissions	$176.3	$190.9	$191.9	$192.3	$210.0	$220.1	$195.2	$559.1	$625.3
General Expenses	93.5	91.4	87.1	87.5	85.1	82.3	84.6	272.0	252.0
Premium Taxes	23.6	25.2	25.4	25.2	26.5	27.2	25.4	74.2	79.1
Total Costs Incurred	293.4	307.5	304.4	305.0	321.6	329.6	305.2	905.3	956.4
Net Policy Acquisition Costs Deferred	7.3	(0.5)	(2.5)	(1.0)	(23.8)	(41.1)	(22.4)	4.3	(87.3)
Amortization of Valuation of Business Acquired ("VOBA")	0.6	0.7	2.1	5.1	13.5	25.5	0.9	3.4	39.9
Insurance Expenses	301.3	307.7	304.0	309.1	311.3	314.0	283.7	913.0	909.0
Loss from Early Extinguishment of Debt	—	—	3.7	—	—	—	—	3.7	—
Interest and Other Expenses:
Interest Expense	14.3	14.0	12.7	10.6	10.7	11.2	11.1	41.0	33.0
Other Expenses:
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	12.7	9.9	4.7	9.2	8.0	10.4	16.3	27.3	34.7
Other	36.5	29.6	36.7	36.4	33.2	32.5	29.8	102.8	95.5
Other Expenses	49.2	39.5	41.4	45.6	41.2	42.9	46.1	130.1	130.2
Interest and Other Expenses	63.5	53.5	54.1	56.2	51.9	54.1	57.2	171.1	163.2
Total Expenses	$364.8	$361.2	$361.8	$365.3	$363.2	$368.1	$340.9	$1,087.8	$1,072.2

Kemper Corporation
Details of Investment Performance
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Net Investment Income
Interest on Fixed Income Securities	$76.9	$72.8	$68.7	$70.6	$68.4	$69.7	$69.0	$218.4	$207.1
Dividends on Equity Securities Excluding Alternative Investments	1.1	1.7	1.5	6.1	2.9	4.8	2.1	4.3	9.8
Alternative Investments:
Equity Method Limited Liability Investments	(0.6)	15.3	13.3	5.8	12.0	16.4	22.5	28.0	50.9
Limited Liability Investments Included in Equity Securities	8.8	18.5	7.6	17.6	9.5	15.3	4.5	34.9	29.3
Total Alternative Investments	8.2	33.8	20.9	23.4	21.5	31.7	27.0	62.9	80.2
Short-term Investments	1.1	0.2	0.1	0.4	0.2	(0.8)	1.2	1.4	0.6
Loans to Policyholders	5.5	5.3	5.5	5.4	5.4	5.4	5.5	16.3	16.3
Real Estate	3.1	2.3	2.2	2.2	2.3	2.4	2.4	7.6	7.1
Company-Owned Life Insurance	9.9	9.8	8.3	7.4	7.2	6.5	4.6	28.0	18.3
Other	1.7	1.7	1.7	1.9	1.9	2.8	0.1	5.1	4.8
Total Investment Income	107.5	127.6	108.9	117.4	109.8	122.5	111.9	344.0	344.2
Investment Expenses:
Real Estate	2.3	1.0	2.5	2.9	2.6	2.1	2.1	5.8	6.8
Other Investment Expenses	7.4	8.1	6.4	6.1	5.3	6.5	6.7	21.9	18.5
Total Investment Expenses	9.7	9.1	8.9	9.0	7.9	8.6	8.8	27.7	25.3
Net Investment Income	$97.8	$118.5	$100.0	$108.4	$101.9	$113.9	$103.1	$316.3	$318.9
Net Realized Investment Gains (Losses)
Fixed Maturities:
Gains on Sales	14.2	$13.4	$0.4	$20.7	$10.3	$19.2	$13.2	$28.0	$42.7
Losses on Sales	(23.9)	(2.8)	(0.8)	(0.4)	(0.4)	(0.2)	(1.1)	(27.5)	(1.7)
Gains (Losses) on Hedging Activity	(0.3)	0.3	—	—	—	—	—	—	—
Equity Securities:
Gains on Sales	4.5	0.1	2.0	2.3	0.1	—	1.7	6.6	1.8
Losses on Sales	(6.6)	—	(0.1)	(0.5)	(0.2)	—	—	(6.7)	(0.2)
Equity Method Limited Liability Investments:
Gains on Sales	—	—	—	—	0.4	—	—	—	0.4
Losses on Sales	—	—	—	—	—	—	—	—	—
Real Estate:
Gains on Sales	—	—	—	—	(0.1)	0.2	—	—	0.1
Losses on Sales	—	—	—	(0.4)	—	—	—	—	—
Net Realized Investment Gains (Losses)	$(12.1)	$11.0	$1.5	$21.7	$10.1	$19.2	$13.8	$0.4	$43.1
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(8.3)	$(4.9)	$(8.9)	$(3.1)	$0.5	$(0.6)	$(3.2)	$(22.1)	$(3.3)
Equity Securities	—	—	—	(0.1)	(0.7)	(2.6)	(0.8)	—	(4.1)
Real Estate	—	—	—	—	(0.4)	—	—	—	(0.4)
Net Impairment Losses Recognized in Earnings	$(8.3)	$(4.9)	$(8.9)	$(3.2)	$(0.6)	$(3.2)	$(4.0)	$(22.1)	$(7.8)

Kemper Corporation
Details of Invested Assets
(Dollars in Millions)
(Unaudited)

	Sep 30, 2022 [2]		Dec 31, 2021		Dec 31, 2020
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$526.8	6.0%	$637.4	6.1%	$585.3	5.6%
States and Political Subdivisions	1,552.1	17.8	1,890.1	18.2	1,589.5	15.2
Foreign Governments	3.7	—	5.5	0.1	5.2	—
Corporate Securities:
Bonds and Notes	3,341.5	38.3	4,386.9	42.2	4,425.4	42.5
Redeemable Preferred Stocks	8.0	0.1	7.4	0.1	7.5	0.1
Collateralized Loan Obligations	952.6	10.9	752.1	7.2	767.7	7.4
Other Mortgage- and Asset-backed	294.4	3.4	307.5	3.0	225.3	2.2
Total Fixed Maturities Reported at Fair Value	6,679.1	76.5	7,986.9	76.9	7,605.9	73.0
Equity Securities Reported at Fair Value:
Preferred Stocks	41.5	0.5	51.8	0.5	59.1	0.6
Common Stocks	2.0	—	21.8	0.2	10.8	0.1
Other Equity Interests:
Exchange Traded Funds	70.7	0.8	432.0	4.2	496.6	4.8
Limited Liability Companies and Limited Partnerships	208.5	2.4	325.0	3.1	292.0	2.8
Total Equity Securities Reported at Fair Value	322.7	3.7	830.6	8.0	858.5	8.2
Equity Method Limited Liability Investments	226.0	2.6	241.9	2.3	204.0	2.0
Alternative Energy Partnership Investments	16.9	0.2	39.6	0.4	21.3	0.2
Short-term Investments at Cost which Approximates Fair Value	357.6	4.1	284.1	2.7	875.4	8.4
Company Owned Life Insurance	578.6	6.6	448.1	4.3	327.4	3.1
Loans to Policyholders	283.9	3.2	286.2	2.8	297.9	2.9
Other Investments:
Equity Securities Reported at Modified Cost	37.0	0.4	32.3	0.3	40.1	0.4
Convertible Securities at Fair Value	42.6	0.5	46.4	0.5	39.9	0.4
Real Estate at Depreciated Cost	94.3	1.1	94.0	0.9	98.7	0.9
Mortgage Loans	98.7	1.1	96.8	0.9	54.6	0.5
Other	1.6	—	0.5	—	0.4	—
Total Other Investments	274.2	3.1	270.0	2.6	233.7	2.2
Total Investments	$8,739.0	100.0%	$10,387.4	100.0%	$10,424.1	100.0%
[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.
[2] Includes securities classified as Held-for-Sale Assets on the Condensed Consolidated Balance Sheets. See Note 4, “Dispositions,” for more information.

Kemper Corporation
Details of Invested Assets (continued)
(Dollars in Millions)
(Unaudited)

	Sep 30, 2022 [2]		Dec 31, 2021		Dec 31, 2020
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$4,717.6	70.6%	$5,351.6	67.0%	$4,759.9	62.6%
BBB	1,639.2	24.5	2,215.1	27.7	2,355.6	31.0
BB, B	251.4	3.8	331.0	4.2	353.1	4.6
CCC or Lower	70.9	1.1	89.2	1.1	137.3	1.8
Total Investments in Fixed Maturities	$6,679.1	100.0%	$7,986.9	100.0%	$7,605.9	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	7.6		8.5		7.8
[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.
[2] Includes securities classified as Held-for-Sale Assets on the Condensed Consolidated Balance Sheets. See Note 4, “Dispositions,” for more information.

Kemper Corporation
Investment Concentration
(Dollars in Millions)
(Unaudited)

	Sep 30, 2022		Dec 31, 2021		Dec 31, 2020
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Finance, Insurance and Real Estate	$1,972.7	22.8%	$1,996.7	19.2%	$1,916.3	18.4%
Manufacturing	1,046.9	12.1	1,571.0	15.1	1,633.5	15.7
Transportation, Communication and Utilities	689.8	8.0	815.8	7.9	825.5	7.9
Services	524.4	6.1	617.5	5.9	581.3	5.6
Mining	167.6	1.9	254.3	2.4	285.7	2.7
Retail Trade	158.7	1.8	171.4	1.7	172.6	1.7
Construction	21.6	0.3	13.1	0.1	—	—
Other	14.8	0.2	14.1	0.1	11.0	0.1
Total Fair Value of Non-governmental Fixed Maturities	$4,596.5	53.2%	$5,453.9	52.4%	$5,425.9	52.1%

	Sep 30, 2022
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States including their Political Subdivisions:
Texas	$133.3	1.5%
California	84.7	1.0
Georgia	78.2	0.9
Michigan	76.7	0.9
Louisiana	63.5	0.7
New York	61.9	0.7
Pennsylvania	61.4	0.7
Florida	55.2	0.6
Colorado	51.5	0.6
Equity Securities at Fair Value—Other Equity Interests:
Vanguard Total World Stock ETF	58.4	0.7
Total	$724.8	8.3%
1Excluding Investments in U.S. Government and Government Agencies and Authorities at September 30, 2022.

Kemper Corporation
Municipal Bond Securities
(Dollars in Millions)
(Unaudited)

	Sep 30, 2022
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$20.3	$107.7	$5.4	$133.4	8.6%	1.5%
California	10.6	67.9	6.3	84.8	5.5	1.0
Georgia	6.4	67.6	4.2	78.2	5.0	0.9
Michigan	—	63.8	12.8	76.6	4.9	0.9
Louisiana	5.0	25.2	33.2	63.4	4.1	0.7
New York	7.5	49.1	5.2	61.8	4.0	0.7
Pennsylvania	2.9	53.4	5.1	61.4	4.0	0.7
Florida	—	55.2	—	55.2	3.6	0.6
Colorado	—	51.5	—	51.5	3.3	0.6
Massachusetts	1.3	41.8	5.5	48.6	3.1	0.6
Washington	1.3	31.5	15.9	48.7	3.1	0.6
Oregon	2.2	20.2	26.1	48.5	3.1	0.6
Virginia	14.0	27.8	6.2	48.0	3.1	0.6
Illinois	0.6	40.9	—	41.5	2.7	0.5
Maryland	7.0	30.1	2.0	39.1	2.5	0.5
Minnesota	2.1	36.7	—	38.8	2.5	0.4
Indiana	—	37.1	—	37.1	2.4	0.4
Ohio	—	31.0	5.2	36.2	2.3	0.4
New Mexico	—	35.8	—	35.8	2.3	0.4
Missouri	1.1	28.0	—	29.1	1.9	0.3
Connecticut	—	15.7	13.2	28.9	1.9	0.3
Tennessee	5.2	18.3	3.1	26.6	1.7	0.3
Utah	—	26.2	—	26.2	1.7	0.3
District of Columbia	—	19.8	6.2	26.0	1.7	0.3
Rhode Island	1.6	21.7	—	23.3	1.5	0.3
Arizona	0.7	22.3	—	23.0	1.5	0.3
Mississippi	—	9.7	12.4	22.1	1.4	0.3
Hawaii	3.6	3.1	13.4	20.1	1.3	0.2
North Carolina	1.7	17.7	—	19.4	1.2	0.2
Arkansas	—	—	17.1	17.1	1.1	0.2
Iowa	—	15.8	—	15.8	1.0	0.2
South Carolina	—	15.5	—	15.5	1.0	0.2
Nebraska	5.8	9.5	—	15.3	1.0	0.2
North Dakota	—	15.1	—	15.1	1.0	0.2
Alabama	—	14.2	—	14.2	0.9	0.2
Kentucky	—	13.8	—	13.8	0.9	0.2
New Hampshire	0.4	12.3	—	12.7	0.8	0.1
Oklahoma	—	12.7	—	12.7	0.8	0.1
Montana	—	10.4	—	10.4	0.7	0.1
All Other States	9.7	64.2	2.3	76.2	4.9	0.9
Total	$111.0	$1,240.3	$200.8	$1,552.1	100.0%	18.0%
[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation
Investments in Limited Liability
Companies and Limited Partnerships
(Dollars in Millions)
(Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Sep 30, 2022	Sep 30, 2022	Dec 31, 2021
Reported as Equity Method Limited Liability Investments:
Mezzanine Debt	$36.7	$121.0	$120.0
Senior Debt	44.7	23.8	27.5
Distressed Debt	—	4.4	21.7
Secondary Transactions	1.7	11.1	11.7
Leveraged Buyout	0.6	9.2	8.7
Growth Equity	—	1.3	0.7
Real Estate	—	43.4	29.9
Hedge Fund	—	0.5	8.7
Other	—	11.3	13.0
Total Equity Method Limited Liability Investments	83.7	226.0	241.9

Alternative Energy Partnership Investments	—	16.9	39.6

Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	48.2	107.3	129.3
Senior Debt	6.2	21.7	29.9
Distressed Debt	19.3	29.0	44.9
Secondary Transactions	4.2	3.6	4.0
Hedge Funds	—	21.4	82.7
Leveraged Buyout	6.4	20.6	32.2
Growth Equity	8.2	5.1	2.0
Total Reported as Other Equity Interests at Fair Value	92.5	208.7	325.0
Reported as Other Equity Interests at Modified Cost:
Other	—	8.3	7.7
Total Reported as Other Equity Interests at Modified Cost	—	8.3	7.7

Total Investments in Limited Liability Companies and Limited Partnerships	$176.2	$459.9	$614.2

Kemper Corporation
Definitions of Non-GAAP Financial Measures

The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Book Value Per Share Excluding Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity excluding goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill is a common measure used by analysts and investors to compare similar companies.

Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized (gains) losses on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized (gains) losses on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.

Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized (gains) losses on fixed income securities and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized (gains) losses on fixed income securities and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.

Adjusted Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Net Income (Loss) the after-tax impact of:

(i) Income (Loss) from Change in Fair Value of Equity and Convertible Securities;
(ii) Net Realized Investment Gains (Losses);
(iii) Impairment Losses;
(iv) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs;
(v) Debt Extinguishment, Pension and Other Charges; and
(vi) Significant non-recurring or infrequent items that may not be indicative of ongoing operations

Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Net Income (Loss). There were no applicable significant non-recurring items that the Company excluded from the calculation of Adjusted Consolidated Net Operating Income for the nine months ended September 30, 2022 or 2021.

The Company believes that Adjusted Consolidated Net Operating Income provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income (Loss) from Change in Fair Value of Equity and Convertible Securities, Net Realized Investment Gains (Losses) and Impairment Losses related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Debt Extinguishment, Pension and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company’s financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process; (ii) settlement of pension plan obligations which are business decisions made by the Company, the timing of which is unrelated to the underwriting process; and (iii) other charges that are non-standard, not part of the ordinary course of business, and unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends. The preceding non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures, as they do not fully recognize the overall profitability of the Company’s businesses.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)
A reconciliation of Net Income (Loss) to Adjusted Consolidated Net Operating Income is presented below:

	Three Months Ended							Nine Months Ended
Dollars in Millions (Unaudited)	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Net Income (Loss)	$(76.2)	$(74.7)	$(94.8)	$(105.8)	$(75.3)	$(62.6)	$123.2	$(245.7)	$(14.7)
Less Net Income (Loss) From:
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	(8.8)	(32.0)	(22.3)	17.5	(0.5)	32.3	41.2	(63.1)	73.0
Net Realized Investment Gains (Losses)	(9.6)	8.7	1.2	17.2	7.9	15.2	10.9	0.3	34.0
Impairment Losses	(6.6)	(3.9)	(7.0)	(2.5)	(0.5)	(2.5)	(3.2)	(17.5)	(6.2)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(20.7)	(7.8)	(3.7)	(7.2)	(6.4)	(8.2)	(12.9)	(32.2)	(27.5)
Debt Extinguishment, Pension and Other Charges	—	—	(2.9)	—	—	—	—	(2.9)	—
Adjusted Consolidated Net Operating Income (Loss)	$(30.5)	$(39.7)	$(60.1)	$(130.8)	$(75.8)	$(99.4)	$87.2	$(130.3)	$(88.0)
Adjusted Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Net Income (Loss) Per Unrestricted Share ‐ basic. A reconciliation of Net Income (Loss) Per Unrestricted Share-basic to Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share-basic is presented below:

	Three Months Ended							Nine Months Ended
(Unaudited)	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Net Income (Loss) Per Unrestricted Share	$(1.19)	$(1.17)	$(1.49)	$(1.66)	$(1.18)	$(0.97)	$1.88	$(3.85)	$(0.23)
Less Net Income (Loss) Per Unrestricted Share From:
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	(0.14)	(0.50)	(0.35)	0.27	(0.01)	0.50	0.63	(0.99)	1.13
Net Realized Investment Gains (Losses)	(0.15)	0.13	0.02	0.27	0.13	0.24	0.17	—	0.53
Impairment Losses	(0.10)	(0.06)	(0.11)	(0.04)	(0.01)	(0.04)	(0.05)	(0.27)	(0.10)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(0.32)	(0.12)	(0.06)	(0.11)	(0.10)	(0.13)	(0.20)	(0.50)	(0.43)
Debt Extinguishment, Pension and Other Charges	—	—	(0.05)	—	—	—	—	(0.05)	—
Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share	$(0.48)	$(0.62)	$(0.94)	$(2.05)	$(1.19)	$(1.54)	$1.33	$(2.04)	$(1.36)

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding Total Incurred Losses and LAE Ratio, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio.

The Company believes Underlying Losses and LAE and the Underlying Combined Ratio are useful to investors and uses these financial measures to reveal the trends in the Company’s Property & Casualty Insurance segment that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses may cause the Company’s loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on incurred losses and LAE and the Combined Ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of the Company’s insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance.

Kemper Corporation
As Adjusted for Acquisitions Non-GAAP Financial Measure

As Adjusted for Acquisitions amounts are non-GAAP financial measures. Subsequent to the applicable acquisitions, the As Adjusted for Acquisitions amounts are computed by subtracting the impact of purchase accounting adjustments from the comparable consolidated GAAP financial measure reported by Kemper. The Company believes computing and presenting results on an adjusted basis are useful to investors and are used by management to provide meaningful and comparable year-over-year comparisons.

Kemper Corporation
As Adjusted for Acquisitions - Consolidated Financial Highlights
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Earned Premiums
Kemper - GAAP As Reported	$1,307.0	$1,353.7	$1,338.6	$1,359.1	$1,356.1	$1,337.7	$1,200.8	$3,999.3	$3,894.6
AAC - Prior to Acquisition	—	—	—	—	—	—	87.9	—	87.9
As Adjusted for Acquisitions[1]	$1,307.0	$1,353.7	$1,338.6	$1,359.1	$1,356.1	$1,337.7	$1,288.7	$3,999.3	$3,982.5

Adjusted Consolidated Net Operating Income (Loss)
Kemper	$(30.5)	$(39.7)	$(60.1)	$(130.8)	$(75.8)	$(99.4)	$87.2	$(130.3)	$(88.0)
AAC - Prior to Acquisition	—	—	—	—	—	—	12.3	—	12.3
Less: Impact of Purchase Accounting	(3.5)	(3.4)	(3.5)	(4.5)	(6.7)	(10.1)	(1.8)	(10.4)	(18.6)
As Adjusted for Acquisitions[1]	$(27.0)	$(36.3)	$(56.6)	$(126.3)	$(69.1)	$(89.3)	$101.3	$(119.9)	$(57.1)
1 As Adjusted for Acquisitions is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting. See page 36.

Kemper Corporation
Selected Financial Information
As Adjusted for Acquisitions - Specialty Property & Casualty Insurance Segment
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Earned Premiums
Kemper Specialty P&C - GAAP As Reported	$999.5	$1,043.7	$1,021.6	$1,032.3	$1,028.3	$1,010.3	$877.6	$3,064.8	$2,916.2
AAC - Prior to Acquisition	—	—	—	—	—	—	87.9	—	87.9
As Adjusted for Acquisitions[1]	$999.5	$1,043.7	$1,021.6	$1,032.3	$1,028.3	$1,010.3	$965.5	$3,064.8	$3,004.1

Current Year Non-CAT Losses and LAE
Kemper Specialty P&C - GAAP As Reported	$868.0	$930.2	$911.7	$1,028.5	$924.4	$877.4	$650.0	$2,709.9	$2,451.8
AAC - Prior to Acquisition	—	—	—	—	—	—	62.0	—	62.0
Less: Impact of Purchase Accounting
Amortization of Fair Value Adjustment to Unpaid Loss and LAE	0.1	0.1	0.3	0.2	0.3	0.3	0.4	0.5	1.0
As Adjusted for Acquisitions[1]	$867.9	$930.1	$911.4	$1,028.3	$924.1	$877.1	$711.6	$2,709.4	$2,512.8

Insurance Expenses
Kemper Specialty P&C - GAAP As Reported	$198.8	$205.4	$199.3	$204.4	$194.2	$205.6	$170.3	$603.5	$570.1
AAC - Prior to Acquisition	—	—	—	—	—	—	13.1	—	13.1
Less: Impact of Purchase Accounting
Amortization of VOBA	0.1	0.1	1.4	4.5	12.8	24.8	0.3	1.6	37.9
Amortization of Estimated Legacy AAC Deferred Policy Acquisition Costs ("DPAC")	—	—	(0.8)	(2.8)	(8.4)	(16.0)	—	(0.8)	(24.4)
Amortization of VOBA, Net of Legacy DPAC	0.1	0.1	0.6	1.7	4.4	8.8	0.3	0.8	13.5
Amortization of Finite Life Intangible Assets Acquired	3.2	2.9	3.1	3.1	3.1	3.0	0.9	9.2	7.0
Other	1.0	1.2	1.0	1.1	1.1	1.1	1.1	3.2	3.3
Total Purchase Accounting Adjustments	4.3	4.2	4.7	5.9	8.6	12.9	2.3	13.2	23.8

As Adjusted for Acquisitions[1]	$194.5	$201.2	$194.6	$198.5	$185.6	$192.7	$181.1	$590.3	$559.4

Underlying Combined Ratio[1]
Kemper Specialty P&C Segment - GAAP As Reported	106.8%	108.8%	108.7%	119.4%	108.9%	107.3%	93.5%	108.1%	103.5%
As Adjusted for Acquisitions[1]	106.3%	108.4%	108.3%	118.8%	107.9%	105.9%	92.5%	107.7%	102.3%
1 As Adjusted for Acquisitions is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting. See page 36.

Kemper Corporation
Selected Financial Information
As Adjusted for Acquisitions - Specialty Personal Automobile Insurance
(Dollars in Millions)
(Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Sep 30, 2022	Sep 30, 2021
Earned Premiums
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	$858.8	$905.8	$901.7	$918.1	$920.6	$909.6	$785.4	$2,666.3	$2,615.6
AAC - Prior to Acquisition	—	—	—	—	—	—	87.9	—	87.9
As Adjusted for Acquisitions[1]	$858.8	$905.8	$901.7	$918.1	$920.6	$909.6	$873.3	$2,666.3	$2,703.5

Current Year Non-CAT Losses and LAE
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	$757.8	$828.6	$827.7	$938.5	$843.9	$805.1	$586.4	$2,414.1	$2,235.4
AAC - Prior to Acquisition	—	—	—	—	—	—	62.0	—	62.0
Less: Impact of Purchase Accounting
Amortization of Fair Value Adjustment to Unpaid Loss and LAE	0.1	—	0.3	0.2	0.3	0.2	0.3	0.4	0.8
As Adjusted for Acquisitions[1]	$757.7	$828.6	$827.4	$938.3	$843.6	$804.9	$648.1	$2,413.7	$2,296.6

Insurance Expenses
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	$172.9	$179.7	$177.3	$184.3	$176.0	$187.7	$155.3	$529.9	$519.0
AAC - Prior to Acquisition	—	—	—	—	—	—	13.1	—	13.1
Less: Impact of Purchase Accounting
Amortization of VOBA	—	0.1	1.4	4.4	12.8	24.7	0.2	1.5	37.7
Amortization of Estimated Legacy AAC Deferred Policy Acquisition Costs ("DPAC")	—	—	(0.8)	(2.8)	(8.4)	(16.0)	—	(0.8)	(24.4)
Amortization of VOBA, Net of Legacy DPAC	—	0.1	0.6	1.6	4.4	8.7	0.2	0.7	13.3
Amortization of Finite Life Intangible Assets Acquired	3.0	2.7	2.9	3.0	2.9	2.8	0.7	8.6	6.4
Other	0.8	1.0	0.8	0.9	0.8	0.9	0.9	2.6	2.6
Total Purchase Accounting Adjustments	3.8	3.8	4.3	5.5	8.1	12.4	1.8	11.9	22.3

As Adjusted for Acquisitions[1]	$169.1	$175.9	$173.0	$178.8	$167.9	$175.3	$166.6	$518.0	$509.8

Underlying Combined Ratio[1]
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	108.4%	111.3%	111.5%	122.3%	110.8%	109.1%	94.5%	110.4%	105.2%
As Adjusted for Acquisitions[1]	107.9%	110.9%	110.9%	121.7%	109.9%	107.8%	93.3%	110.0%	103.8%
1 As Adjusted for Acquisitions is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting. See page 36.